Confidential © Pharsight Corporation Pharsight Corporation Investor Presentation February 2006 Shawn O’Connor President & CEO Exhibit 99.1

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Forward-Looking Statements
This press release includes forward- looking statements, including statements regarding our financial model, growth opportunities and strategic investments, our market position, the demand and market opportunity for our products and services, financial and product developments or performance, expected benefits to customers from the use of our products, our customer base and our expectations for revenue,
net cash flow, gross margin and net income for the fiscal year ending March 31, 2006.     These forward-
looking statements involve risks and uncertainties, and factors that could cause actual results to differ materially include the following: uncertainties involved in pharmaceutical drug development, changes in government regulation of the pharmaceutical industry, changes in the demand for our products and services, changes in our research and development focus or operating strategies, the failure to develop new products and services or to keep pace with technological changes, the failure of the market for our products and services to develop as expected, or for new customers beyond large pharmaceutical customers, who form a large component of our client base, to adopt our solutions, and the failure of our products and services to meet customer’s expectations.  Actual releases of future versions of our software, including any new features and/or functionality that may be included therein, will be on a when-and- if available basis only, and whether any new version will actually be made available remains at the sole discretion of Pharsight.
Pharsight is under no obligation whatsoever to release any new versions of its software at any time.
Further information on potential factors that could affect actual results is included in Pharsight’s
Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on November 14,
2005. All forward-looking statements are based on information available to Pharsight as of the date hereof, and Pharsight assumes no obligation to update such statements, whether as a result of new developments or otherwise.

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Profile
• Background
– Founded 1995; IPO August 2000
– Headquarters - Mountain View, CA
• Satellite office - Cary, North Carolina
– Headcount - approx 90
• US, Europe, Australia
– OTCBB: PHST
• Key Considerations
– Large Pharma drug development marketplace
– Modeling & simulation moving beyond first adopter environment
– Leverageable software and professional service business models

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Pharsight Enables Strategic Decision Making in
Clinical Drug Development
• Market-leading software improves the value and availability of clinical pharmacology data for PK/PD modeling, analysis and reporting, PK data repositories, and clinical trial simulation
– Decisions are faster, more reliable and more robust
• Strategic consulting based on quantitative, predictive
models improves the quality, visibility, and therefore the value of critical drug development decisions
– Decisions explicitly account for the interaction of treatment, patient population, endpoint, risk, cost and benefit
– Decisions can create better trials, better portfolios and ultimately higher market value

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Executive Team
Shawn O’Connor President & Chief Executive Officer
QRS, Diasonics Ultrasound, Peat Marwick
TBH Chief Financial Officer
James Hayden SVP Global Sales
Accelrys, Bio-Rad Laboratories, Raytheon
Mark Hovde SVP Marketing
Hovde Associates, Fast Track Systems, DataEdge
Mona Sowiski SVP Drug Development Consulting Services
Mitchell Madison Consulting, CSC/APM Healthcare, Stanford, Pitt
Daniel Weiner, PhD SVP Software Products
IVAX, Merrell Dow, Syntex, Quintiles
William Gillespie, PhD VP & Lead Scientist, Consulting Services, East Coast
GloboMax, FDA (CDER), Univ. of Texas at Austin-College of Pharmacy
Greg Lee, PhD VP Research & Development
Sunrise Test Systems, Weitek, Schlumberger
Nancy Risch VP Global Sales
BBN Corporation, Interleaf, GE, Wang
Russ Wada, PhD VP Consulting Services, West Coast and Japan
Stanford, MiniMed Infusion Systems, Hughes Aircraft, TRW
Rene Bruno, PhD Managing Director, Consulting Services, Europe
Genentech, Rhone-Poulenc Rorer, Syntex

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Our Market Opportunity:
Drug Development Cost and Timeline
1
2002 Estimated Global Pharma and Biotech R&D Spending by Category:  BioPharm International, March 2003
2
PhRMA 2003 Industry Profile, March 2003
3
Bain & Co, December 2003
Research
$25 Billion
1
Significant Productivity
Increase and Investment
Clinical Development
$48 Billion
1
Productivity Continues
To Decline
•
High throughput screening
•
Combinatorial chemistry
•
Genomics
•
Rational drug design
•
Long, risky and complex
process
•
Of 5,000 screened
compounds, 250 enter
preclinical testing, 5
enter clinical testing,
1 is approved by FDA²
•
Avg cost to develop new
drug $802M² –
$1.7B³
•
Only 3 out of 10 drugs
produce revenues that match
or exceed R&D costs²

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Our Market Opportunity:
Development Expenditure Estimates
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
2003 2004 2005 2006 2007 2008
Branded Pharma Generics Biotech
2003 – 2008 CAGR
Branded Pharma             8.6%
Generics  22.6%
Biotech                      2.7%
Total Pharma                 11.0%
Development Expenditure by Segment & Product Development Phase: Jefferies & Company - Jefferies Pharmaceutical Services Quarterly
Preview – January 19, 2005

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Our Market Opportunity:
Increasing Drug Failure Rates
• Decreasing FDA Approval Rates
– Chance of drug successfully reaching FDA approval from Phase I has rapidly decreased
•
Today = 8% approval rate¹
•
25 Years Ago = 14% approval rate¹
• Impact of Shifting Failure Rates to Earlier Phases
–
Shifting 5%
of failures from Phase III to Phase I = $20M
reduction in
drug development costs¹
–
Improving ability to predict failure by 10%
before beginning clinical trials
= $100M
reduction in drug development costs¹
1
Pacific Research Institute –
Peter J. Pitts, Challenges and Opportunities in Health Care, Financial Times
Global
Pharmaceutical Conference, October 18-19, 2004

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Return on Investment Example
Aventis turned to a computer model from … Pharsight. Using its own animal and human test data, Aventis was able to simulate later-stage clinical trials. Based on that simulation, “we stopped funding development of the compound. The ratio between the therapeutic benefit and side effect demonstrated that this compound was not as beneficial as Evista.”
Douglas estimates that the Pharsight computer model saved Aventis $50M to $100M, the cost of later-stage clinical trials.  “We were able to switch to another project with a greater chance of success.”
Frank Douglas, former Aventis Chief Scientific Officer and Executive VP of Drug Innovation &
Approval
Forbes ASAP, 10/7/02
Faster failure
Higher productivity
sanofi-aventis

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Return on Investment Example
“Within 2 years of (implementing Pharsight’s WinNonlin automation and other measures) the two people conducting the routine pharmacokinetic studies had completed 45 studies in 1 year.” (previous staff of 19 for the same work)
“The cycle time to issue final reports decreased from 16 months on average to less than 3 months.”
Richard Lalonde, PharmD, Executive Director, Department of Clinical Pharmacokinetics and
Pharmacodynamics, Pfizer Global Research and Development, Ann Arbor, Mich. et al,, from the
International Journal of Pharmaceutical Medicine 18 (1): 13-17
Higher productivity
Faster cycle times
Pfizer

Confidential © Pharsight, Inc. Software Products

Copyright © 2006 Pharsight Corporation.   All rights reserved.
•
Desktop Software Products
– WinNonlin
®
(“WNL™”)
• Industry Standard for Pharmacokinetic (“PK”), Pharmacodynamic (“PD” ) Modeling and
Non Compartmental Analysis
– Trial Simulator™ (“TS2™”)
• Computer Assisted Clinical Trial Design & Simulation
– WinNonMix
®
(“WNM™”)
• Population Pharmacokinetic Modeling & Simulation
•
Pharsight
®
Knowledgebase Server™ (“PKS™”)
– Enterprise Data Management Systems for Secure Storage and Management of PK/PD
Data
•
Drug Model Explorer™ (“DMX™”)
– Software-Based Communication Technology,
Designed to Facilitate Quantitative
Decision-Making in Drug Development
Overview of Key Software Offerings

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
WinNonlin
®
(“WNL™”)
Industry Standard for Pharmacokinetic (“PK”), Pharmacodynamic (“PD ”)
Modeling and Non Compartmental Analysis
•
Key Benefits
– Used to simulate effects of different dosing regimens and changes in pharmacokinetic parameters required in regulatory submissions
– Increases productivity in modeling, analysis and reporting activities
•
Potential Growth Drivers
– Maintain market share under current subscription model via renewals
– Provide upgrade path to support incremental new revenue opportunity
•
Sales Model
– Subscription license model
– Low-cost inside sales force
– Distributor in Asia
•
ASP = $5,000

Copyright © 2006 Pharsight Corporation.   All rights reserved.
State-of-the-Art Clinical Trial Design & Simulation Software
•
Market Opportunity
– Total opportunity estimated by Pharsight at approx $29 million
25% market share = $7 million
50% market share = $15 million
75% market share = $22 million
•
Key Benefits
– Minimize risk of trial design
– Formalize assumptions
– Quantify uncertainty
– Reduce cost of clinical trials and drug development time-to-market
•
Growth Drivers
– Increase potential interoperability with other Pharsight tools
•
Sales Model
– Subscription license model
– Low-cost inside sales force
– Distributor in Asia
•
ASP = $16,000
Key Software Offerings
Key Software Offerings
Trial Simulator™ 2.0 (“TS2™”)

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
WinNonMix
®
(“WNM™”)
Nonlinear Mixed Effects (Population) Analysis Software Application
•
Key Benefits
– Extensive built-in library of PK, PD and PK-PD models
– NONMEM data import wizard
– Built-in report-ready graphics capability
– Estimation algorithms for sparse and for rich data sets
– Maximum likelihood or restricted maximum likelihood
•
Growth Drivers
– Increase interoperability with other Pharsight tools
– Provide upgrade path, expanded utility
•
Sales Model
– Subscription license model
– Low-cost inside sales force
– Distributor in Asia
•
ASP = $7,000

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
Pharsight
®
Knowledgebase Server™ (“PKS™”)
Enterprise Data Management Systems for Secure Storage and Management of PK/PD
Data
•
Market Opportunity
– Total opportunity estimated by Pharsight at approx $187 million
25% market share = $47 million
50% market share = $94 million
75% market share = $140 million
•
Key Benefits
– Dramatically improves data management and data access
– Increases productivity in analysis and reporting tasks
– Supports compliance with FDA requirements for electronic records and signature,
CFR 21 part 11
•
Potential Growth Drivers
– Installed base of current large pharma clients – expand seat count within current clients
– Optimize adoption pattern of industry
– Provide upgrade path, expanded utility
•
Sales Model
– Subscription and perpetual license model
– Software license plus services
– Direct sales force
•
ASP = $10,000 per seat

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Key Software Offerings
Drug Model Explorer™ (“DMX™”)
Software-Based Communication Technology, Designed to Facilitate
Quantitative Decision-Making in Drug Development
•
Market Opportunity
– Total opportunity estimated by Pharsight at approx $33 million
25% market share = $8 million
50% market share = $17 million
75% market share = $25 million
•
Key Benefits
– Facilitates more efficient collaboration within project teams to explore key drug attributes, and their respective uncertainties
– Enables more flexible scenarios & generates views of program data from underlying model outputs & simulated responses over defined problem-
space
•
Potential Growth Drivers
– Expand client base of early adopters
– Expand utility and footprint of application
– Increase interoperability with other
Pharsight tools
– Bundling with strategic consulting services
•
Sales Model
– Subscription and perpetual license model

Copyright © 2006 Pharsight Corporation.   All rights reserved.
•
Over 1,000 customers as of December 31, 2005
•
All Top 50 Pharma²
license at least one of our software products
•
Our software applications are licensed for use on more than 3,500 desktops in industry, more than 3,300 desktops in academia
•
4 of the Top 50 Pharma²
are DMX
TM
customers
•
9 of the Top 50 Pharma²
are PKS
TM
customers
–
14 active PKS™
customers
– Over 500 active seats
Software Products
Market Acceptance¹
1
As of December 31, 2005
2
Pharma Exec 50:  Pharmaceutical Executive, May 2005

Confidential © Pharsight, Corporation Strategic Consulting Services

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Formal, quantitative,
model-based decision-making
method
Increases drug development productivity
Decreases late stage attrition
Decreases time-to-market
Reduces financial investment
Improves clinical quality and commercial
performance of final product

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Quantitative Modeling Supports Both Trial-
and Program-Level Decisions
Animal
PK Data
Human
PK Data
Treatment,
Exposure
Patient Endpoints
Trial
Outcomes
Market
Acceptance
Drug and Patient Models
Trial Models Market Models
•
Optimize treatment
regimens and
patient populations
for the market and
for a trial
•
Compare probable
safety and efficacy
of new drug to
competitors
•
Match trial design to
the purpose of the
trial
•
Optimize  design via
clinical trial
simulations
•
Choose the decision
path with greatest
economic return
– Treatment regimen(s)
– Trial design
– Development
program

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Potential Growth Drivers
• Industry Factors
– Increased acceptance of modeling and simulation as
alternative to clinical trial results in Pharma’s development cycle
– FDA Critical Path Initiative
• Internal Factors
– Expanding scope and increasing efficiency of consulting
engagements
– Expanded service offering
– Continuing recruitment of best & brightest in the scientific community

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Market Penetration – Current Clients
1
Current Clients Market Opportunity
Current Clients Market Opportunity
Top 10 Pharma²
60% Market Penetration
Top 50 Pharma²
34% Market Penetration
1 December 31, 2005
2 Pharma Exec 50:  Pharmaceutical Executive, May 2004

Copyright © 2006 Pharsight Corporation.   All rights reserved.
•
Over 30 active clients during Fiscal Year 2006 to date
– 17 of the Top 50 Pharma are active consulting clients
•
Over 119 projects engaged during Fiscal Year 2005
•
Over 85 projects engaged during Fiscal Year 2006 to date
•
Typical workplans range from several hours of consulting time to annual engagements, and vary in size from $3,500 to over $3M²
Strategic Consulting Services
Market Acceptance
1
Pharma Exec 50:  Pharmaceutical Executive, May 2004
2
As of Fiscal Year 2006 to date

Confidential © Pharsight, Inc. Financial Overview

Copyright © 2006 Pharsight Corporation.   All rights reserved.
FY05 Accomplishments
FY06 Objectives
Fiscal Year 2005 Results
• Continued revenue growth
• Y-Y revenue growth of 27%
•
2nd
consecutive year of 25%+ growth
• Profitability
• Net income of $2.7 million, or 12% of
revenues
• Profitability in both business units
• Achieved positive annual net cash
flow
• Additional new product
development
• DMX Web Server
• Trial Simulator upgrade
Fiscal Year 2006 Objectives
• Continued revenue growth
• YTD FY06 Y/Y revenue growth of 5%
• Profitability
• Q3 FY06 net income of $0.1 million, or
1% of revenues.
• Eight consecutive quarters of net income
• Expansion of market footprint
• Continued expansion of software and
strategic consulting customer base in Q3
FY06
• Additional new product
development
• PKS 3.0 released
• WNL 5.0.1 released
• WNL & PKS Validation Suites

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary Statement of Operations - Y/Y
Q3 FY06 and YTD FY06
('000s except per share data)
Q3 Q3 YTD YTD
FY06 FY05 FY06 FY05
Revenues 5,757 $  6,462 $  17,371 $ 16,568 $
Cost of revenues 1,829     1,948     5,770      5,606
Gross profit 3,928     4,514     11,601    10,962
Operating expenses 3,636     3,024     10,741    8,851
Income from operations 292        1,490     860         2,111
Net income 274        1,411     791         1,926
Net income attributable to common
stockholders
84          1,266     242         1,461
EPS (common), basic - $      0.07 $    0.01 $     0.08 $
EPS (common), diluted - $      0.05 $    0.01 $     0.07 $
WASO - basic 19,445   19,117   19,393    19,088
WASO - diluted 21,967   28,195   22,120    22,282

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary Operating Results – Software Products
Q3 FY06 and YTD FY 06
('000s)
OPERATING RESULTS
$ % $ % $ % $ %
Revenues
   Initial license 1,672 $ 41% 2,391 $ 58% 3,793 $   35% 4,425 $ 48%
   Renewal license 1,258    31% 1,127    27% 3,639      34% 3,387    44%
   Maintenance 272       7% 53         1% 768        7% 139       1%
   Services 868       21% 582       14% 2,365      22% 1,358    15%
       Total 4,070    100% 4,153    100% 10,565    100% 9,309    100%
Gross profit 3,593    88% 3,597    87% 9,029      85% 7,907    85%
Income (loss) from
operations
894       22% 1,397    34% 1,619      15% 1,899    20%
PRODUCT LINE REVENUE
$ % $ % $ % $ %
   Desktop products 1,993 $ 49% 1,565 $ 38% 5,056 $   48% 4,548 $ 49%
   PKS 527       13% 1,838    44% 1,523      14% 2,885    31%
   DMX 682       17% 168       6% 1,621      15% 518       6%
   Services 868       21% 582       15% 2,365      22% 1,358    16%
       Total 4,070 $ 100% 4,153 $ 100% 10,565 $ 100% 9,309 $ 100%
YTD YTD
FY06 FY05 FY06 FY05
Q3 Q3

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary Operating Results – Strategic Consulting
Q3 FY06 and YTD FY 06
('000s)
OPERATING RESULTS
Revenues 1,687 $  100% 2,309 $  100% 6,806 $  100% 7,259 $  100%
Gross profit 335        20% 917        40% 2,572     38% 3,055     42%
Income (loss) from operations (599)       -36% 187        8% (755)       -11% 306        4%
FY06 FY05
Q3 Q3 YTD YTD
FY06 FY05

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Quarterly Revenues
(‘000s)
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
Q1 FY05 Q2 FY05 Q3 FY05 Q4 FY05 Q1 FY06 Q2 FY06 Q3 FY06
Strategic Consulting Software Products

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Quarterly Gross Profit
(Percentage of Segment Revenues)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
Q1 FY05 Q2 FY05 Q3 FY05 Q4 FY05 Q1 FY06 Q2 FY06 Q3 FY06
Strategic Consulting Software Products

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Continued Profitability
(‘000s)
Q1
FY04
Q2
FY04
Q3
FY04
Q4
FY04
Q1
FY05
Q2
FY05
Q3
FY05
Q4
FY05
Q1
FY06
Q2
FY06
Q3
FY06
$3,500
$4,000
$4,500
$5,000
$5,500
$6,000
$6,500
Revenues Costs & Expenses
Profitability achieved Q4
FY04

33 Copyright © 2006 Pharsight Corporation. All rights reserved. Quarterly Operating Income (000s) $0 $500 $1,000 $1,500 Q1 FY05 Q2 FY05 Q3 FY05 Q4 FY05 Q1 FY06 Q2 FY06 Q3 FY06

34 Copyright © 2006 Pharsight Corporation. All rights reserved. Quarterly Operating Cash Flow (‘000s) -$500 $0 $500 $1,000 $1,500 $2,000 $2,500 Q1 FY05 Q2 FY05 Q3 FY05 Q4 FY05 Q1 FY06 Q2 FY06 Q3 FY06

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary Balance Sheet
December 31, 2005
('000s)
December 31,
2005
March 31,
2005
Cash & Cash Equivalents 9,974 $           10,579 $
Accounts Receivable, Net 5,130              4,809
Total Current Assets 15,492            15,982
Total Assets 17,649            16,822
LIABILITIES & STOCKHOLDERS' DEFICIT
A/P & Accrued Expenses 3,585 $           3,497 $
Deferred Revenue - Short Term 7,301              7,178
Notes Payable & Capital Leases 1,737              1,975
Total Current Liabilities 12,623            12,650
Deferred Revenue - Long Term 72                   126
Notes Payable - Long Term 467                 410
Redeemable Conv Pref Stock 6,525              6,266
Stockholders Deficit (2,310)             (2,630)
Total Liabilities & S/H Deficit 17,649            16,822
ASSETS

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Equity Structure
(All share data as of December 31, 2005)
•
Common Shares O/S: 19.5 million
•
Preferred Shares O/S: 1.9 million
– Series A 1.8 million / Series B 0.1 million
•
Common Equivalent Shares (as converted): 29.7 million
•
PIPE Financing 6/02 and 9/02 = $7.5M
– 1.8 million Units = 1 share Series A redeemable convertible stock + 1 warrant
– Preferred conversion ratio 1:4
– Warrants exercisable for 1 share common @ $1.15
– Dividend rights: 8%/annum cash or Series B shares
– Conversion:
• Automatically upon consent of 75% of preferred holders, or
• Upon close of public offering of at least $3.006 per share and proceeds of $40M
– Redemption:
•
At election of at least 75% of preferred holders (or at Pharsight’s option) after 5 th anniversary of initial issuance at $4.008 per share (June 2007)

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Summary
•
Current Pharma Market Trends Look Favorable…
•
Increasing Mindshare for Quantitative-Based Modeling & Simulation…
•
Continuing Pharsight Investment in Sales, Marketing & Product
Development…
•
Financially Stable & Healthy Business Model…
All Support Our Drive Towards Expansion of Pharsight’s
Market Footprint & Sustainable Growth and Profitability

Copyright © 2006 Pharsight Corporation.   All rights reserved.
Proprietary Notice
All contents Copyright ©2006 Pharsight Corporation.  All rights reserved.
The copyright for this document is owned by Pharsight Corporation.
No part of this document may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopying, for any purpose, without the express written permission of Pharsight Corporation.
WinNonlin
®,
WinNonMix
®
and Pharsight
®
are registered trademarks of
Pharsight Corporation. Pharsight Knowledgebase Server
TM,
PKS , PKS
Reporter , Drug Model Explorer , DMX , Trial Simulator and TS2 are
trademarks of Pharsight Corporation.
All other brand and product names are trademarks or registered trademarks of their respective holders.
Notices